Economic Impact Of AirTran-Midwest Merger February 2007 EXHIBIT 99.1

The Greater Milwaukee Area and the State of Wisconsin
Benefit From A Combination Of AirTran & Midwest
• Increased service and lower fares will stimulate passenger growth and facilitate economic development in the region
• Total economic benefit of increased travel and related
spending in Wisconsin will be nearly $1 billion per year
• Increase daily departures by 74 flights, seat capacity more than double and 29 additional destinations:
– Total Daily Flights: 215
– Total Destinations: 70
– Incremental Employment: 1,100

AirTran Airways Overview and Update
• Profitable low-cost, low-fare
airline serving 55 cities
• New all Boeing fleet of 128
aircraft
– 87 Boeing 717-200
– 41 Boeing 737-700
• Innovative business model with
Business Class, assigned seating
and XM Satellite Radio on all
flights
• Increase service by over 50% to 215
flights per day by Summer 2009
– Additional 50 jet departures
– More than double seat capacity
– Improve Intra-Wisconsin service
– Nonstop destinations grows to 70
• 1,100 new WI based employees,
with added payroll of $30 million
• Expansion will create nearly $1
billion in economic benefit to
Wisconsin
• Training facilities, call center,
aircraft maintenance, marketing
services center in Milwaukee area
Company Overview
Company Overview
Milwaukee Commitment
Milwaukee Commitment

West Palm Beach West Palm Beach
Newport News Newport News
Newark Newark
Washington, D.C. Washington, D.C.
Grand Bahama Grand Bahama
Minneapolis Minneapolis
Buffalo Buffalo
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Gulfport/Biloxi Gulfport/Biloxi
Houston Houston
New Orleans New Orleans
Tampa Tampa
Miami Miami
Ft. Lauderdale Ft. Lauderdale
Memphis Memphis
Jacksonville Jacksonville
Orlando Orlando
Ft. Myers Ft. Myers
Savannah Savannah
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Moline Moline
Bloomington Bloomington
Chicago Chicago
Flint Flint
Philadelphia Philadelphia
Dayton Dayton
Akron-Canton
Akron-Canton
-Canton
Canton
Pittsburgh Pittsburgh
Baltimore Baltimore
Rochester Rochester
Wichita Wichita
Pensacola Pensacola
Denver Denver
Las Vegas Las Vegas
Los Angeles Los Angeles
Charlotte Charlotte
San Francisco San Francisco
Phoenix Phoenix
Indianapolis Indianapolis
Nashville Nashville
Sarasota Sarasota
Toronto Toronto
Seattle Seattle
San Antonio San Antonio
Omaha Omaha
Des Moines Des Moines
Richmond Richmond
St Louis St Louis
Daytona Beach Daytona Beach
AirTran
Midwest
Detroit Detroit
New York City New York City
White Plains White Plains
Hartford Hartford
Current Route Networks
San Diego San Diego
Green Bay Green Bay
Wausau Wausau
Appleton Appleton
Madison Madison
Rhinelander Rhinelander
Duluth Duluth
Kansas Kansas City City
Cleveland Cleveland
Columbus Columbus
Grand Rapids Grand Rapids
Louisville Louisville
Atlanta Atlanta
Milwaukee Milwaukee

West Palm Beach West Palm Beach
Newport News Newport News
Newark Newark
Washington, D.C. Washington, D.C.
Grand Bahama Grand Bahama
Minneapolis Minneapolis
Buffalo Buffalo
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Gulfport/Biloxi Gulfport/Biloxi
Houston Houston
New Orleans New Orleans
Tampa Tampa
Miami Miami
Ft. Lauderdale Ft. Lauderdale
Memphis Memphis
Jacksonville Jacksonville
Orlando Orlando
Ft. Myers Ft. Myers
Savannah Savannah
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Moline Moline
Bloomington Bloomington
Chicago Chicago
Flint Flint
Philadelphia Philadelphia
Dayton Dayton
Akron-Canton
Akron-Canton
-Canton
Canton
Pittsburgh Pittsburgh
Baltimore Baltimore
Rochester Rochester
Wichita Wichita
Pensacola Pensacola
Denver Denver
Las Vegas Las Vegas
Los Angeles Los Angeles
Charlotte Charlotte
San Francisco San Francisco
Phoenix Phoenix
Indianapolis Indianapolis
Nashville Nashville
Sarasota Sarasota
Toronto Toronto
Seattle Seattle
San Antonio San Antonio
Omaha Omaha
Des Moines Des Moines
Richmond Richmond
St Louis St Louis
Daytona Beach Daytona Beach
New MKE Routes
Current Routes
AirTran Will Grow MKE to 70 Total Destinations
with more than 215 daily departures
Detroit Detroit
New York City New York City
White Plains White Plains
Hartford Hartford
Milwaukee Hub: 2009
San Diego San Diego
Green Bay Green Bay
Wausau Wausau
Appleton Appleton
Madison Madison
Rhinelander Rhinelander
Duluth Duluth
Kansas Kansas City City
Cleveland Cleveland
Columbus Columbus
Grand Rapids Grand Rapids
Louisville Louisville
Cancun Cancun San Juan San Juan
Montreal Montreal
Vancouver Vancouver
Salt Lake City Salt Lake City
San Jose San Jose
Albuquerque Albuquerque
Portland Portland
Charleston Charleston
Milwaukee
Milwaukee Milwaukee
Atlanta
Atlanta Atlanta

West Palm Beach West Palm Beach
Newport News Newport News
Newark Newark
Washington, D.C. Washington, D.C.
Grand Bahama Grand Bahama
Minneapolis Minneapolis
Buffalo Buffalo
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Gulfport/Biloxi Gulfport/Biloxi
Houston Houston
New Orleans New Orleans
Tampa Tampa
Miami Miami
Ft. Lauderdale Ft. Lauderdale
Memphis Memphis
Jacksonville Jacksonville
Orlando Orlando
Ft. Myers Ft. Myers
Savannah Savannah
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Moline Moline
Bloomington Bloomington
Chicago Chicago
Flint Flint
Philadelphia Philadelphia
Dayton Dayton
Akron-Canton
Akron-Canton
-Canton
Canton
Pittsburgh Pittsburgh
Baltimore Baltimore
Rochester Rochester
Wichita Wichita
Pensacola Pensacola
Denver Denver
Las Vegas Las Vegas
Los Angeles Los Angeles
Charlotte Charlotte
Phoenix Phoenix
Indianapolis Indianapolis
Nashville Nashville
Sarasota Sarasota
Toronto Toronto
Seattle Seattle
San Antonio San Antonio
Omaha Omaha
Des Moines Des Moines
Richmond Richmond
St Louis St Louis
Daytona Beach Daytona Beach
A Truly National Low Cost High Quality Airline
Detroit Detroit
New York City New York City
White Plains White Plains
Hartford Hartford
Merged Route Networks: 2009
San Diego San Diego
Green Bay Green Bay
Wausau Wausau
Appleton Appleton
Madison Madison
Rhinelander Rhinelander
Duluth Duluth
Kansas Kansas City City
Cleveland Cleveland
Columbus Columbus
Grand Rapids Grand Rapids
Louisville Louisville
Cancun Cancun San Juan San Juan
Montreal Montreal
Salt Lake City Salt Lake City
San Francisco San Francisco
San Jose San Jose
Portland Portland
Charleston Charleston
Albuquerque Albuquerque
Milwaukee Milwaukee
Vancouver Vancouver
Atlanta
Atlanta Atlanta

Demonstrated Impact Of Competition
• Atlanta is the busiest airport in the
world because of vigorous
competition
• Prior to 1994, Atlanta was on the
decline, ranking only 4th
in the
U.S.
• AirTran has expanded competition
in recent years to more than 20
new markets, including Charlotte,
Denver, Kansas City, Las Vegas,
Los Angeles, Minneapolis,
Pittsburgh, Richmond, Rochester,
San Francisco, Sarasota, Seattle,
White Plains and Washington’s
Reagan National
U.S. Airport Rankings
1.
1.
Atlanta
Atlanta
2. Chicago – O’Hare
3. Dallas – Ft Worth
4. Los Angeles
5. Denver
6. Phoenix
7. Detroit
8. Las Vegas
9. Minneapolis
10. San Francisco

AirTran Airways’ Milwaukee Impact
• Projected direct airport related benefits:
– Increase annual payroll in excess of $30 million
– More than $2 million increase in payroll taxes
– Additional $11 million in MKE airport fees and facilities rent
– Over $10 million in incremental Passenger Facility Fees
– Passenger concession revenue more than $18 million
• Expanded aircraft maintenance operation and hangar
utilization
• Maintain and expand customer service and flight training
center
• Expanded Call Center and Customer Relations Operation
• Establish Marketing Services Center in Oak Creek

Economic Benefit To Wisconsin
• Consumers save more than
$360 million per year in air
travel expense
• More than 3.7 million more
travelers to the state
• Airport and concessions
revenue increases will
exceed $29 million
• Non-airport spending over
$460 million per year
• 1,100 more jobs with over
$30 million payroll
$1.8 million Payroll Taxes
$30 million Increased Payroll
1,100+ New Jobs
$467 million Non-Airport
$11 million Airport Fees
$18 million
Concession
Revenue
3.7 million New Visitors
$363 million Consumer Savings
•Conservative estimate based on CVB studies of
average spending

Consumer Savings
• Wisconsin consumers will save more than $363 million
per year in air travel expense
$363,241,907 $9,786,366 $30,348,619 $323,106,923 Total WISC
$2,388,797 $117,230 $282,990 $1,988,577 Wausau
$641,589 $26,066 $34,388 $581,134 Rhinelander
$339,029,701 $8,770,026 $27,770,395 $302,489,280 Milwaukee
$11,100,139 $425,888 $1,121,485 $9,552,766 Madison
$5,980,395 $269,719 $741,790 $4,968,886 Green Bay
$4,101,286 $177,437 $397,569 $3,526,280 Appleton
Total Savings
New Market
Expansion
Combined Network
Synergies
AirTran Business
Model

Related Economic Benefit
• An additional $473 million in community benefit resulting from revenue generated from increased travel to and from Wisconsin
$473,971,217 $445,264,843 $17,893,469 $10,812,906 Total WISC
$8,861,837 $8,500,967 $341,621 $93,951 Wausau
$3,863,572 $3,697,484 $148,588 $106,763 Rhinelander
$368,541,299 $350,826,284 $14,098,349 $9,964,500 Milwaukee
$44,953,289 $43,168,514 $1,734,775 $256,230 Madison
$24,949,440 $23,953,508 $962,599 $177,938 Green Bay
$15,767,291 $15,118,087 $607,537 $213,525 Appleton
Total Benefit Community Benefit Concession Revenue Airport Revenue

Increased Milwaukee Employment
AirTran Airways projected Job Creation in Milwaukee Area
Projected Current Current New Incremental
Year New Jobs Average Average Payroll Payroll at
by 2009 start pay job pay Start Pay Avg Pay
Job category
Pilots 264 43,000 $                   90,000 $                 11,352,000 $              23,760,000 $
Flight Attendants 396 19,500 $                   30,000 $                 7,722,000 $                 11,880,000 $
Mechanics 66 35,000 $                   55,000 $                 2,310,000 $                 3,630,000 $
Reservations / Cust 50 18,000 $                   26,000 $                 900,000 $                    1,300,000 $
Relations Agents
Customer  Service 315 20,000 $                   28,000 $                 6,300,000 $                 8,820,000 $
and Ramp Agents
Managerial and 25 40,000 $                   50,000 $                 1,000,000 $                 1,250,000 $
Administraiton
Projected Total 1116 26,509 $                  45,376 $                29,584,000 $              50,640,000 $
NOTES:
assume 22 new airplane dedicated to the MKE hub
assume 12 pilots (FO s) and 18 new flight attendants per new airplane all based in WI assume 3 new mechanics per aircraft
assume 4.5 new airport jobs per new departure
assume full time pay for all new job

A Detailed Commitment To Growth
Current Midwest Milwaukee Hub Merged AirTran-Midwest Hub: 2009
February 2007 July 2009
Peak Seats/ Total Peak Seats/ Total
Destination Depts Dept Dly seats Depts Dept Dly seats % Growth
Appleton 6 31.6 189.9 5 50.0 250.0 32%
Atlanta 6 102.5 615.0 7 125.6 879.2 43%
Baltimore-Wash 3 32.0 96.0 3 117.0 351.0 266%
Boston 5 88.0 440.0 5 125.0 625.0 42%
Cleveland 4 32.0 128.0 4 50.0 200.0 56%
Columbus 4 32.0 128.0 4 50.0 200.0 56%
Dallas-Ft Worth 4 88.0 352.0 4 117.0 468.0 33%
Duluth 3 32.0 96.0 3 32.0 96.0 0%
Dayton 2 32.0 64.0 2 50.0 100.0 56%
Denver 3 88.0 264.0 4 117.0 468.0 77%
Des Moines 3 27.9 83.7 3 32.0 96.0 15%
Escanaba 3 19.0 57.0 3 32.0 96.0 68%
Flint 4 19.0 76.0 4 50.0 200.0 163%
Ft Lauderdale 2 147.0 294.0 2 137.0 274.0 -7%
Ft Myers 2 147.0 294.0 2 137.0 274.0 -7%
Grand Rapids 7 26.7 187.2 5 50.0 250.0 34%
Green Bay 5 24.6 123.2 5 32.0 160.0 30%
Hartford 2 32.0 64.0 3 117.0 351.0 448%
Indianapolis 4 32.0 128.0 4 50.0 200.0 56%
Iron Mountain 2 19.0 38.0 2 32.0 64.0 68%
Kansas City 8 96.1 768.8 8 117.0 936.0 22%
Las Vegas 3 144.4 433.2 4 137.0 548.0 27%
Los Angeles 1 143.0 143.0 4 137.0 548.0 283%
Louisville 2 19.0 38.0 3 50.0 150.0 295%
Madison 6 27.8 166.7 6 32.0 192.0 15%
Manistee 1 19.0 19.0 1 32.0 32.0 68%
Minneapolis-St Paul 4 88.0 352.0 5 117.0 585.0 66%
Muskegon 2 19.0 38.0 2 32.0 64.0 68%
Nashville 3 32.0 96.0 3 50.0 150.0 56%
New York-LGA 5 88.0 440.0 5 137.0 685.0 56%
Newark 3 88.0 264.0 4 117.0 468.0 77%
Omaha 4 61.1 244.5 3 117.0 351.0 44%
Orlando 4 110.0 440.0 4 137.0 548.0 25%
Philadelphia 4 88.0 352.0 4 117.0 468.0 33%
Phoenix 2 145.0 290.0 3 137.0 411.0 42%
Pittsburgh 4 32.0 128.0 4 50.0 200.0 56%
Rhinelander 3 19.0 57.0 3 32.0 96.0 68%
St Louis 3 19.0 57.0 3 50.0 150.0 163%
Tampa 2 125.5 251.0 3 130.3 390.9 56%
Toronto 2 32.0 64.0 3 117.0 351.0 448%
Washington-DCA 4 88.0 352.0 4 127.0 508.0 44%
Wausua 3 19.0 57.0 3 32.0 96.0 68%
Current Midwest Milwaukee Hub Merged AirTran-Midwest Hub: 2009
February 2007 July 2009
Peak Seats/ Total Peak Seats/ Total
Destination Depts Dept Dly seats Depts Dept Dly seats % Growth
Akron-Canton 0.0 2 50.0 100.0 NEW
Albuquerque 0.0 1 137.0 137.0 * NEW
Bloomington 0.0 3 32.0 96.0 NEW
Buffalo 0.0 2 50.0 100.0 NEW
Cancun 0.0 1 137.0 137.0 * NEW
Charlotte 0.0 3 117.0 351.0 NEW
Detroit 0.0 5 117.0 585.0 NEW
Houston-HOU 0.0 3 117.0 351.0 NEW
Jacksonville, FL 0.0 1 117.0 117.0 NEW
Miami 0.0 1 137.0 137.0 NEW
Moline 0.0 3 32.0 96.0 NEW
Monteal 0.0 3 117.0 351.0 NEW
New Orleans 0.0 1 117.0 117.0 NEW
Raleigh-Durham 0.0 4 50.0 200.0 NEW
Richomond 0.0 3 117.0 351.0 NEW
Rochester 0.0 2 117.0 234.0 NEW
Salt Lake City 0.0 2 137.0 274.0 NEW
San Antonio 0.0 2 117.0 234.0 NEW
San Diego 0.0 3 137.0 411.0 NEW
San Francisco 0.0 3 137.0 411.0 NEW
San Jose 0.0 2 137.0 274.0 NEW
San Juan 0.0 1 137.0 137.0 * NEW
Sarasota 0.0 1 117.0 117.0 NEW
Seattle 0.0 3 137.0 411.0 NEW
Vancouver 0.0 1 137.0 137.0 * NEW
Washington-IAD 0.0 3 50.0 150.0 NEW
West Palm Beach 0.0 1 117.0 117.0 * NEW
Whicita 0.0 2 50.0 100.0 NEW
White Plains 0.0 3 117.0 351.0 NEW
Totals 144.0 60.2 8,673.1 218.0 91.8 20,018.1 131%
Destinations Served 41 70
* Seasonal Service
Regional jets sizes may be increased.